EXHIBIT 10.1

SUBSCRIPTION AGREEMENT

To:

Revolutions Medical Corporation

Attention: Rondald Wheet

Chief Executive Officer

2073 Shell Ring Circle

Mt. Pleasant, SC 29466

Ladies and Gentlemen:

1.

Subscription.

The undersigned (the “Purchaser”), intending to be legally bound, hereby irrevocably agrees to purchase from Revolutions Medical Corporation (the “Corporation”) the number of common shares (the “Common Shares”) at a purchase  price of $0.25 per share, as set forth on the Signature Page at the end of this subscription agreement (the “Agreement”), upon the terms and conditions hereinafter set forth. The minimum purchase per investor is _______ Common Shares or $______.  This subscription is submitted to the Corporation in accordance with and subject to the terms and conditions described in this Agreement.

The undersigned is delivering the subscription payment made payable to “REVOLUTIONS MEDICAL TRUST ACCOUNT” and two fully executed copies of this Agreement; a completed Investor Questionnaire (the “Subscriber Questionnaire”):

Revolutions Medical Corporation

2073 Shell Ring Circle

Mt. Pleasant, SC 29466

Attention: Rondald Wheet

Chief Executive Officer

Tel: (843) 971-4848

Fax: (843) 971-6917

A prospective investor remitting the purchase price by wire transfer should provide the appropriate payment by wire transfer of immediately available funds to the escrow account maintained at Community First Bank, by Revolutions Medical Corporation, in accordance with the following wire transfer instructions:

Receiving Bank Name: Community First Bank

288 Meeting Street

Charleston, SC 29401

Receiving Bank ABA#: 053202350

Beneficiary’s Name: Revolutions Medical Corporation

Reference: Revolutions Medical Corporation

Beneficiary’s Account #: 0258003524

The undersigned understands that the Common Shares are being issued pursuant to the exemption from the registration requirements of the United States Securities Act of 1933, as amended (the “Securities Act”), provided by Regulation D Rule 506, or Regulation S of such Securities Act. As such, the Common Shares are only being offered and sold to investors who qualify as “accredited investors,” and a limited number of sophisticated investors, and persons who are not “US persons” as defined in Regulation S under the Securities Act.  The Corporation is relying on the representations made by the undersigned in this Agreement that the undersigned qualifies as such an accredited, sophisticated, or non “US person” investor. The Common Shares are “restricted securities” for purposes of the United States securities laws and cannot be transferred except as permitted under these laws.

2.

Acceptance of Subscription.

The offering will be open until the earlier to occur of (i) ________, 2009; or (ii) the sale of all of the Common Shares subject to any over-allotment provision, unless extended by us in our sole discretion.  The proceeds from this offering will be placed in a non-interest bearing escrow account held in the Corporation’s name at Wachovia Bank N.A.  The Common Shares are being sold on a “best efforts” basis.  The proceeds from the sale of Common Shares less legal fees and other expenses will be released to the Corporation upon clearance of such proceeds and acceptance of this Agreement by the Corporation.

Subject to applicable state securities laws, the Purchaser may not revoke any subscription that such Purchaser delivers to the Corporation. However, the undersigned understands and agrees that the Corporation, in its sole discretion, may (i) reject the subscription of any Purchaser, whether or not qualified, in whole or in, part, and (ii) may withdraw the offering at any time prior to the termination of the offering.  The Corporation shall have no obligation to accept subscriptions in the order received. This subscription shall become binding only if accepted by the Corporation.

3.

Representations and Warranties.

4.1.

The Corporation represents and warrants to, and agrees with the undersigned as follows, in each case as of the date hereof and in all material respects as of the date of the closing, except for any changes resulting solely from the offering:

(a) The Corporation will be duly organized, validly existing and in good standing under the laws of  Nevada with full power and authority to own, lease, license and use its properties and assets and to carry out the business in which it is engaged. The Corporation will be in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing or use of property or assets or the conduct of its business makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the Corporation.

(b) The authorized capital stock of the Corporation will consist of 4,000,000 shares of common stock, par value $.001 per share (the “Common Stock”), 29,831,813 common shares outstanding, and _____ shares of series 2007 preferred stock, $.001 par value per share (the “Preferred Stock”), 1,000,000 shares of the Preferred Stock outstanding, excluding shares issued in connection with the offering, shares issued upon exercise or conversion of options, warrants or other rights outstanding as of the date of the initial closing, in accordance with their terms as of such date.

Each outstanding share of the Common Shares will be validly authorized, validly issued, fully paid and non-assessable, without any personal liability attaching to the ownership thereof and has not been issued and is not or will not be owned or held in violation of any preemptive rights of stockholders. There will be no commitment, plan or arrangement to issue, and no outstanding option, warrant or other right calling for the issuance of, any share of capital stock of the Corporation or any security or other instrument which by its terms is convertible into, exercisable for or exchangeable for capital stock of the Corporation. There will be no outstanding security or other instrument which by its terms is convertible into or exchangeable for capital stock of the Corporation.

(c) There is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending or, to the best knowledge of the officers of the Corporation, threatened with respect to the Corporation, or any of its subsidiaries, operations, businesses, properties or assets such as individually or in the aggregate do not now have and could not reasonably be expected to have a material adverse effect upon the operations, business, properties or assets of the Corporation.

(d) The Corporation will have all requisite power and authority (i) to execute, deliver and perform its obligations under this Agreement, and (ii) to issue and sell the shares in the offering.

(e) No consent, authorization, approval, order, license, certificate or permit of or from, or declaration or filing with, any United States federal, state, local, or other applicable governmental authority, or any court or any other tribunal, is required by the Corporation for the execution, delivery or performance by the Corporation of this Agreement or the issuance and sale of the shares, except such filings and consents as may be required and have been or at the initial closing will have been made or obtained under the laws of the United States federal and state securities laws.

(f) The execution, delivery and performance of this Agreement and the issuance of the Common Shares will not violate or result in a breach of, or entitle any party (with or without the giving of notice or the passage of time or both) to terminate or call a default under any agreement or violate or result in a breach of any term of the Corporation's Articles of Incorporation or Bylaws of, or violate any law, rule, regulation, order, judgment or decree binding upon, the Corporation, or to which any of its operations, businesses, properties or assets are subject, the breach, termination or violation of which, or default under which, would have a material adverse effect on the operations, business, properties or assets of the Corporation.

(g) The Common Shares issuable in this offering will be validly authorized and, if and when issued in accordance with the terms and conditions set forth in this Agreement, will be validly issued, fully paid and non-assessable without any personal liability attaching to the ownership thereof, and will not be issued in violation of any preemptive or other rights of stockholders.

(h) This Agreement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

4.2.

The undersigned hereby represents and warrants to, and agrees with, the Corporation as follows:

(a) The undersigned is an “Accredited Investor” as that term is defined in Rule 501 (a) of Regulation D promulgated under the Securities Act, and as specifically indicated in Exhibit I attached to this Agreement.

(b) The undersigned is a “Sophisticated Investor” as that term is defined in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act.

(c) For California and Massachusetts individuals: If the subscriber is a California resident, such subscriber's investment in the Corporation will not exceed 10% of such subscriber's net worth (or joint net worth with his spouse). If the subscriber is a Massachusetts resident, such subscriber's investment in the Corporation will not exceed 25% of such subscriber's joint net worth with such subscriber's spouse (exclusive of principal residence and its furnishings).

(d) If a natural person, the undersigned is: a bona fide resident of the state or non-United States jurisdiction contained in the address set forth on the Signature Page of this Agreement as the undersigned's home address; at least 21 years of age; and legally competent to execute this Agreement. If an entity, the undersigned has its principal offices or principal place of business in the state or non-United States jurisdiction contained in the address set forth on the Signature Page of this Agreement, the individual signing on behalf of the undersigned is duly authorized to execute this Agreement and this Agreement constitutes the legal, valid and binding obligation of the undersigned enforceable against the undersigned in accordance with its terms.

(e) The undersigned has received, read carefully and is familiar with this Agreement.

(f) The undersigned is familiar with the Corporation's business, plans and financial condition, the terms of the offering and any other matters relating to the offering, the undersigned has received all materials which have been requested by the undersigned, has had a reasonable opportunity to ask questions of the Corporation and its representatives, and the Corporation has answered all inquiries that the undersigned or the undersigned's representatives have put to it. The undersigned has had access to all additional information necessary to verify the accuracy of the information set forth in this Agreement and any other materials furnished herewith, and have taken all the steps necessary to evaluate the merits and risks of an investment as proposed hereunder.

(g) The undersigned (or the undersigned's purchaser representative) has such knowledge and experience in finance, securities, taxation, investments and other business matters so as to be able to protect the interests of the undersigned in connection with this transaction, and the undersigned's investment in the

Corporation hereunder is not material when compared to the undersigned's total financial capacity.

(h) The undersigned understands the various risks of an investment in the Corporation as proposed herein and can afford to bear such risks, including, without limitation, the risks of losing the entire investment.

(i) The undersigned acknowledges that no market for the Common Shares (the “Securities”) presently exists and none may develop in the future and that the undersigned may find it impossible to liquidate the investment at a time when it may be desirable to do so, or at any other time.

(j)

The undersigned has been advised by the Corporation that none of the Common Shares have been registered under the Securities Act, that the Common Shares will be issued on the basis of the statutory exemption provided by Rule 506 of the Securities Act or Regulation D promulgated thereunder, or both, relating to transactions by an issuer not involving any public offering and under similar exemptions under certain state securities laws; that this transaction has not been reviewed by, passed on or submitted to any federal or state agency or self-regulatory organization where an exemption is being relied upon; and that the Corporation's reliance thereon is based in part upon the representations made by the undersigned in this Agreement.

(k)

The undersigned acknowledges that the undersigned has been informed by the Corporation of or is otherwise familiar with, the nature of the limitations imposed by the Securities Act and the rules and regulations thereunder on the transfer of the securities. In particular, the undersigned agrees that no sale, assignment or transfer of any of the securities shall be valid or effective, and the Corporation shall not be required to give any effect to such a sale, assignment or transfer, unless (i) the sale, assignment or transfer of such securities is registered under the Securities Act, it being understood that the securities are not currently registered for sale and that the Corporation has no obligation or intention to so register the securities, except as contemplated by the terms of this Agreement or (ii) such securities are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Securities Act (it being understood that Rule 144 is not available at the present time for the sale of the securities), or (iii) such sale, assignment or transfer is otherwise exempt from registration under the Securities Act, including Regulation S promulgated thereunder. The undersigned further understands that an opinion of counsel and other documents may be required to transfer the securities.

(l) The undersigned acknowledges that the securities shall be subject to a stop transfer order and the certificate or certificates evidencing any Common Shares shall bear the following or a substantially similar legend or such other legend as may appear on the forms of securities and such other legends as may be required by state blue sky laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS, AND

SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH SALE OR TRANSFER IS EXEMPT FROM SUCH REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS.

(m)

The undersigned will acquire the Common Shares for the undersigned's own account (or for the joint account of the undersigned and the undersigned's spouse either in joint tenancy, tenancy by the entirety or tenancy in common) for investment and not with a view to the sale or distribution thereof or the granting of any participation therein, and has no present intention of distributing or selling to others any of such interest or granting any participation therein.

(n) No representation, guarantee or warranty has been made to the undersigned by any broker, the Corporation, any of the officers, directors, stockholders, partners, employees or agents of either of them, or any other persons, whether expressly or by implication, that:

(i) the Corporation or the undersigned will realize any given percentage of profits and/or amount or type of consideration, profit or loss as a result of the Corporation's activities or the undersigned's investment in the Corporation; or

(ii) the past performance or experience of the management of the Corporation, or of any other person, will in any way indicate the predictable results of the ownership of the Securities or of the Corporation's activities.

(o) No oral or written representations have been made, and no oral or written information was furnished to the undersigned or the undersigned's advisor(s) in connection with the Offering.

(p) The undersigned is not subscribing for the Common Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person other than a representative of the Corporation with which the undersigned had a pre-existing relationship in connection with investments in securities generally.

(q) The undersigned is not relying on the Corporation with respect to the tax and other economic considerations of an investment.

(r) The undersigned acknowledges that the representations, warranties and agreements made by the undersigned herein shall survive the execution and delivery of this Agreement and the purchase of the Common Shares.

(s) The undersigned has consulted his own financial, legal and tax advisors with respect to the economic, legal and tax consequences of an investment in the

Common Shares and has not relied on the Corporation, its officers, directors or professional advisors for advice as to such consequences.

(t) Such Subscriber has been furnished with or has had access to the EDGAR Website of the Commission to the Company's Form 10-Q filed on May 14, 2009 for the quarter ended March 31, 2009, together with all other public filings made with the Commission available at the EDGAR website until five days before the Closing Date (hereinafter referred to collectively as the "Reports"). In addition, such Subscriber acknowledges that they have read and have access to the Company’s Risk Factors, as set forth in the Company’s Form 10-k filed on March 31, 2009 for the fiscal year ended 2009 and may have received in writing from the Company such other information concerning its operations, financial condition and other matters as such Subscriber has requested in writing, identified thereon as OTHER WRITTEN INFORMATION (such other information is collectively, the "Other Written Information"), and considered all factors such Subscriber deems material in deciding on the advisability of investing in the Securities. Such Subscriber has relied on the Reports and Other Written Information in making its investment decision.

5.

Indemnification.

The Purchaser understands the meaning and legal consequences of the representations and warranties contained in Section 4.2, and agrees to indemnify and hold harmless the Corporation and each member, officer, employee, agent or representative thereof against any and all loss, damage or liability due to or arising out of a breach of any representation or warranty, or breach or failure to comply with any covenant, of the Purchaser, contained in this Agreement. Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the Purchaser, the Purchaser does not thereby or in any other manner waive any rights granted to the Purchaser under federal or state securities laws.

6.

NASAA Uniform Legend.

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF US AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY.  FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS.  THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION.  INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

7.

Additional Information.

The Purchaser hereby acknowledges and agrees that the Corporation may make or cause to be made such further inquiry and obtain such additional information as they may deem appropriate, with regard to the suitability of the undersigned.

8.

Irrevocability; Binding Effect.

The purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable, that the purchaser is not entitled to cancel, terminate or revoke this Agreement or any agreements of the undersigned thereunder and that this Agreement and such other agreements shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns.  If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, legal representatives and assigns.

9.

Modification.

Neither this Agreement nor any provisions hereof shall be waived, modified, discharged or terminated or by an instrument in writing signed by the party against whom any such waiver, modification, discharge or termination is sought.

10.

Notices.

Any notice, demand or other communication that any party hereto may be required, or may elect, to give to anyone interested hereunder shall be deemed given (a) three (3) business days after mailing if sent by registered or certified mail, return receipt requested, addressed to such address as may be given herein, (b) immediately if delivered personally at such address, including by overnight delivery service, or (c) immediately if communicated by facsimile to the person entitled to such notice, provided, however, that acknowledgment of the receipt of such facsimile notice is returned to the person giving notice, it being understood that such acknowledgment shall not be unreasonably withheld.  The addresses for such communications shall be:

(a)  If to the Subscribers:

At the address of such Subscriber set forth in this Agreement hereto or as specified in writing by such Subscriber:

(b)  If to the Company:

Revolutions Medical Corporation

2073 Shell Ring Circle

Mt. Pleasant, SC 29466

Attention: Rondald Wheet

Chief Executive Officer

Tel: (843) 971-4848

Fax: (843) 971-6917

11.

Counterparts.

This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each such counterpart shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

12.

Entire Agreement.

This Agreement contains the entire agreement of the parties with respect to the subject matter hereof and there are no representations, covenants or other agreements except as stated or referred to herein.

13.

Severability.

Each provision of this Agreement is intended to be severable from every other provision, and the invalidity or illegality of any Portion hereof shall not affect the validity or legality of the remainder hereof.

14.

Assignability.

This Agreement is not transferable or assignable by the Purchaser.

15

Applicable Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of South Carolina as applied to residents of that State executing contracts wholly to be performed in that State without regard to conflicts of laws principles.

16.

Choice of Jurisdiction.

The parties agree that any action or proceeding arising, directly, indirectly or otherwise, in connection with, out of or from this Agreement, any breach hereof or any transaction covered hereby shall be resolved within the State of South Carolina.  Accordingly, the parties consent and submit to the jurisdiction of the United States federal and state courts located within the State of South Carolina.

IN WITNESS THEREOF, the undersigned exercises and agrees to be bound by this Agreement by executing the Signature Page attached hereto on the date therein indicated.

[-Signature Page to Follow-]

SUBSCRIPTION AGREEMENT

SIGNATURE PAGE

By executing this Signature Page, the undersigned hereby executes, adopts and agrees to all terms, conditions and representations of this Agreement and acknowledges all requirements are met by the purchaser to purchase Common Shares in Revolutions Medical Corporation (the “Corporation”).

Number of Common Shares Subscribed at $_______ per Common Share: _______

Aggregate Purchase Price: $_______

Type of ownership:

____________

Individual

____________

Joint Tenants

____________Tenants by the Entirety

____________

Tenants in Common

____________

Subscribing as Corporation or

Partnership

____________

Other

IN WITNESS WHEREOF, the undersigned Purchaser has executed this Signature

Page this __

day of ____, 2009.

_____________________________

______________________________

Exact Name in which Common Shares

Exact Name in which Common

are to be Registered

Shares to be Registered

_____________________________

______________________________

Signature

Signature

_____________________________

______________________________

Print Name

Print Name

_____________________________

______________________________

Tax Identification Number:

Tax Identification Number

_____________________________

______________________________

_____________________________

______________________________

Mailing Address

Mailing Address

_____________________________

______________________________

Residence Phone Number

Residence Phone Number

_____________________________

______________________________

Work Phone Number

Work Phone Number

_____________________________

______________________________

E-Mail Address

E-Mail Address

ACCEPTANCE OF SUBSCRIPTION

REVOLUTIONS MEDICAL CORPORATION hereby accepts the subscription by ______________ of ________________ Common Shares, par value $.001, as of the ____________day of ________________, 2009.

REVOLUTIONS MEDICAL CORPORATION

By:       __________________________________________

Name:  __________________________________________

Title:     _________________________________________

DEFINITION OF "ACCREDITED INVESTOR"

WITHIN THE MEANING OF REGULATION D

An accredited investor means any person who comes within any of the following categories, or whom the Corporation reasonably believes comes within any of the following categories, at the time of the sale of the Shares to that person:

(i) any bank as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker dealer registered pursuant to Section 15 of the Exchange Act; any insurance Corporation as defined in Section 2(13) of the Securities Act; any investment Corporation registered under the Investment Corporation Act of 1940 or a business development Corporation as defined in Section 2(a)(48) of that act; any Small Business Investment Corporation licensed by the U.S., Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance Corporation, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(ii)  any private business development Corporation as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

(iii) any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(iv)  any of the directors or executive officers of the Corporation;

(v)  any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of investment in the Common Shares, exceeds $1,000,000;

(vi) any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching that same income level in the current year;

(vii) any trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Common Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; or

(viii)  any entity in which all of the equity owners are accredited investors.

INVESTOR QUESTIONNAIRE FOR INDIVIDUALS

Purpose of this Questionnaire.

Shares of Revolutions Medical Corporation, a Nevada Corporation (the "Company'), are being offered without registration under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of certain states, in reliance on the private offering exemption contained in Rule 506 of the Securities Act and on Regulation D of the Securities and Exchange Commission thereunder ("Regulation D"), and in reliance on similar exemptions under certain applicable state laws. The purpose of this Purchaser Questionnaire is to assure the Company that the proposed purchaser meets the standards imposed for the application of such exemptions including, but not limited to, whether the proposed purchaser qualifies as an "accredited investor" as defined in Rule 501 under the Act or a “sophisticated investor” as defined in Rule 506 under the Act, your answers will at all times be kept strictly confidential. However, by signing this purchaser Questionnaire you agree that the Company may present this Purchaser Questionnaire to such parties as the Company may deem appropriate if called upon under the law to establish the availability of any exemption from registration of the private placement or if the contents hereof are relevant to any issue in any action, suit or proceeding to which the Company is a party or by which it may be bound. The undersigned realizes that this Purchaser Questionnaire does not constitute an offer by the Company to sell shares but is a request for information.

THE COMPANY WILL NOT OFFER OR SELL SHARES TO ANY INDIVIDUAL WHO HAS NOT FILLED OUT, AS THOROUGHLY AS POSSIBLE, A PROSPECTIVE PURCHASER QUESTIONNAIRE.

Instructions:

One (1) copy of this Questionnaire should be completed, signed, dated and delivered to:

Anslow & Jaclin, LLP

195 Route 9 South, Suite 204

Manalapan, New Jersey 07726

Tel: (732) 409-1212

Fax: (732) 577-1188

Please contact Anslow & Jaclin, LLP (number above) if you have any questions with respect to the Questionnaire.

PLEASE ANSWER ALL QUESTIONS. If the appropriate answer is "None" or "Not Applicable," so state. Please print or type your answers to all questions. Attach additional sheets if necessary to complete your answers to any item.

I.

General Information:

Name:  ________________________________

Date of Birth:  ______________________________

Residence Address:  _______________________________________________________________

Business Address:  ________________________________________________________________

Home Telephone No.: ______________________________________________________________

Business Telephone No:  ____________________________________________________________

E-mail Address:  ___________________________________________________________________

Preferred Mailing Address: ________ Business or  _________  Home  (check one)

Social Security Number:  ____________________________________________________________

Marital Status:  ____________________________________________________________________

II.

Financial Condition:

1.

Did your individual annual income during each of 2008 and 2007 exceed $200,000 and do you reasonably expect your individual annual income during 2009 to exceed $200,000?

Yes _______

No _______

2.

Did your joint (with spouse) annual income during each of 2008 and 2007 exceed $300,000 and do you reasonably expect your individual annual income during 2009 to exceed $300,000?

Yes _______

No  _______

3.

Does your individual or joint net worth exceed $1,000,000?

Yes _______

No  _______

By signing this Questionnaire I hereby confirm the following statements:

(a) I am aware that the offering of Common Shares will involve securities that are not transferable and for which no market exists, thereby requiring my investment to be maintained for an indefinite period of time.

(b)

My answers to the foregoing questions are, and were on any date (if any) that I previously subscribed for Common Shares in the Company, true and complete to the best of my information and belief and were true on any date that I previously as of, and I will promptly notify the Company of any changes in the information I have provided.

Executed:

Date:________________  _______________________________________________

(Printed Name)

Place:  ____________________________________

__________________________________________

(Signature)

__________________________________________

(Printed Name of Joint Subscriber)